UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Clearwater Analytics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street
Suite 900
Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 208 433-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, on December 20, 2025, Clearwater Analytics Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GT Silver BidCo, Inc., a Delaware corporation (“Parent”), and GT Silver Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and the conditions set forth therein and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On May 6, 2026, the Company held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2026, which was first mailed to the Company’s stockholders on or about April 8, 2026.

As of the close of business on April 6, 2026, the record date for the Special Meeting, there were 298,388,859 shares of Company Common Stock (as defined below) issued and outstanding and entitled to vote at the Special Meeting, of which 297,275,723 were shares of Class A common stock of the Company, par value $0.001 per share (the “Company Class A Common Stock”) and 1,113,136 were shares of Class B common stock of the Company, par value $0.001 per share (the “Company Class B Common Stock” and together with the Company Class A Common Stock, the “Company Common Stock”). The holders of Company Class A Common Stock and Company Class B Common Stock were each entitled to one vote per share. 210,766,446 shares of Company Common Stock, representing approximately 70.6% of all the issued and outstanding Company Common Stock entitled to vote, were present or represented by proxy at the Special Meeting, constituting a quorum to conduct business. The final voting results with respect to each proposal are set forth below.

The Special Meeting was held to consider the following proposals:

1.	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

2.

a proposal to approve, by advisory (nonbinding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the Merger (the “Advisory Compensation Proposal”); and

3.

a proposal to approve any adjournment of the Special Meeting, if a quorum was present and if necessary or appropriate, to solicit additional proxies if there were insufficient votes in favor of the Merger Agreement Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

The Merger Agreement Proposal and Advisory Compensation Proposal were approved by the requisite votes of the Company’s stockholders. Approval of the Merger Agreement Proposal required the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal (the “Majority Approval”) and (ii) a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144 of the DGCL) (the “Disinterested Stockholder Approval”). Approval of the Advisory Compensation Proposal required the affirmative vote of a majority of the voting power of the Company Common Stock present virtually or represented by proxy and entitled to vote on the Advisory Compensation Proposal. The final voting results with respect to each proposal are set forth below:

Proposal 1: The Merger Agreement Proposal.

Majority Approval

Votes For	Votes Against	Votes Abstained
205,143,338	1,387,769	4,235,339

Disinterested Stockholder Approval

Votes For	Votes Against	Votes Abstained
200,228,312	1,387,769	4,235,339

Proposal 2: The Advisory Compensation Proposal.

Votes For	Votes Against	Votes Abstained
201,242,041	4,673,866	4,850,539

As there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

The Merger is subject to the receipt of certain regulatory approvals and satisfaction or waiver of other customary closing conditions. The Company has obtained all required regulatory approvals, except the Australia Foreign Investment Review Board (“FIRB”) approval. An FIRB application was submitted in the second quarter of 2026. Subject to the approval by the Australian Treasurer pursuant to the FIRB approval process and the satisfaction or waiver of other customary closing conditions, the Merger is expected to close in the second quarter of 2026.

Use of Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company’s expectations with respect to the proposed transaction, including the timing thereof, and the Company’s possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from the Company’s current expectations and include, but are not limited to: risks related to the proposed transaction, including (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; (v) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (viii) risks that the anticipated benefits of the proposed transaction are not realized when and as expected; (ix) the availability of capital and financing and rating agency actions in connection with the proposed transaction; and (x) other risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed on February 18, 2026 (as amended by Amendment No. 1 thereto, filed with the SEC on April 1, 2026) and in other periodic reports filed by the Company with the SEC. These filings are available at www.sec.gov and on the Company’s website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this report and should not be relied upon as representing the Company’s expectations or beliefs as of any date subsequent to the time they are made. The Company does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWATER ANALYTICS HOLDINGS, INC.

By:	/s/ Alphonse Valbrune
Name:	Alphonse Valbrune
Title:	Chief Legal Officer and Corporate Secretary

Date: May 7, 2026

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